UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported)  June 16, 2008

                         PREMIERE GLOBAL SERVICES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

             000-27778                                  59-3074176
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      (Commission File Number)               (IRS Employer Identification No.)

           3280 Peachtree Road, NW, Suite 1000, Atlanta, Georgia 30305
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         (Address of Principal Executive Offices)                 (Zip Code)

                                  404-262-8400
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

      As previously disclosed in our quarterly and annual filings with the Securities and Exchange Commission, on August 21, 2006, a lawsuit was filed in the U.S. District Court for the Eastern District of Texas by Ronald A. Katz Technology Licensing, L.P. against three conferencing service providers, including us and our subsidiary, American Teleconferencing Services, Ltd., alleging that the defendants' "automated telephone conferencing systems that enable [their] customers to perform multiple-party meetings and various other functions over the telephone" infringe six of plaintiff's patents. The complaint sought undisclosed monetary damages, together with pre- and post-judgment interest, treble damages for what was alleged to be willful infringement, attorneys' fees and costs and injunctive relief. On March 20, 2007, a multidistrict litigation panel granted a motion to consolidate 25 pending infringement suits, including our suit, brought by Katz against various defendants to the District Court in California.

      On June 16, 2008, the parties entered into confidential settlement and license agreements that provide for, among other things, dismissal of the action with prejudice and payment by us to Katz within 15 days for a nonexclusive, fully-paid license and release for Katz patents relating to interactive voice applications in the "group conferencing" field of use.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PREMIERE GLOBAL SERVICES, INC.

Date:  June 16, 2008                  By:  /s/ Scott Askins Leonard
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                                           Scott Askins Leonard
                                           Senior Vice President - Legal,
                                           General Counsel and Secretary